UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03757

Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	05/31/2017

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus California AMT-Free Municipal Bond Fund

ANNUAL REPORT May 31, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus California AMT-Free Municipal Bond Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus California AMT-Free Municipal Bond Fund, covering the 12-month period from June 1, 2016 through May 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly over the past year while bonds produced mixed returns in response to various economic and political developments. Equities began the reporting period in the midst of a sustained rebound from previous weakness as global economic data improved, commodity prices recovered, and U.S. monetary policymakers delayed additional rate hikes. After a bout of volatility in late June 2016, stocks continued to climb over the summer. The unexpected outcome of U.S. elections in November sent stocks sharply higher in anticipation of new fiscal, regulatory, and tax policies. Generally strong economic data and corporate earnings continued to support stock prices over the first five months of 2017.

In the bond market, yields of high-quality government bonds declined to historical lows early in the reporting period due to robust investor demand for current income. Yields moved higher in late 2016 in anticipation of short-term interest-rate hikes and more stimulative U.S. fiscal policies, but they receded in early 2017 when political uncertainty caused some of those expectations to moderate. In contrast, lower-rated corporate-backed bonds generally fared well throughout the reporting period in a more business-friendly market environment.

Some asset classes and industry groups seem likely to benefit from a changing economic and geopolitical landscape, while others probably will face challenges as conditions evolve. Consequently, selectivity may be key to investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
June 15, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from June 1, 2016 through May 31, 2017, as provided by Jeffrey Burger and Thomas Casey, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended May 31, 2017, Dreyfus California AMT-Free Municipal Bond Fund’s Class A shares produced a total return of 0.25%, Class C shares returned -0.52%, Class I shares returned 0.49%, Class Y shares returned 0.52%, and Class Z shares returned 0.47%.1 In comparison, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), the fund’s benchmark index, which is composed of bonds issued nationally and not solely within California, achieved a total return of 1.46% for the same period.2

The Index produced mildly positive returns during the reporting period amid rising interest rates, changing supply-and-demand dynamics, and political uncertainty. The fund underperformed its benchmark, mainly due to a focus on bonds with longer maturities.

The Fund’s Investment Approach

The fund seeks as high a level of current income, exempt from federal and California state income taxes, as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal and California state income taxes. The fund also seeks to provide income exempt from the federal alternative minimum tax. The fund invests at least 80% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. The fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“junk” bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund’s portfolio normally exceeds 10 years, but the fund may invest without regard to maturity.

We focus on identifying undervalued sectors and securities, and we minimize the use of interest-rate forecasting. We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as pre-refunded, general obligation, and revenue, based on their apparent relative values.

Political and Economic Factors Weighed on Municipal Bonds

The reporting period began on a positive note amid rebounding commodity prices, subdued inflationary pressures, and indications that the Federal Reserve Board (the “Fed”) would delay expected short-term rate hikes. Income-oriented investors reached for competitive after-tax yields in the low-interest-rate environment, driving municipal bond prices higher.

The rally ended later in the summer of 2016 when issuers came to market with a flood of new municipal securities. Market declines accelerated in November after the unexpected election of a new presidential administration, which sparked uncertainty regarding potential changes in tax policy. Moreover, rate hikes from the Fed in December 2016 and March 2017 put upward pressure on bond yields and downward pressure on prices. However, municipal bonds recouped previous losses over the first five months of 2017 as supply-and-demand

DISCUSSION OF FUND PERFORMANCE (continued)

imbalances moderated and investors recognized that tax reform will take time and political capital to enact.

Although growth in tax revenues has slowed, and several states are facing pressure from underfunded pension systems, credit conditions have remained stable for most municipal bond issuers, including the state of California.

Longer Maturities Dampened Fund Results

The fund’s relative results were constrained by its emphasis on municipal bonds with maturities longer than 20 years. These holdings proved supportive during market rallies, but they made the fund more sensitive to rising interest rates during the fall of 2016. In contrast, we maintained the fund’s average duration in a roughly neutral position, which helped cushion the fund’s exposure to fluctuating interest rates.

Our sector allocation and security selection strategies produced relatively strong results. An emphasis on higher-yielding revenue-backed bonds and an underweighted position in general obligation bonds enabled the fund to maintain a yield advantage over the Index. The fund achieved particularly favorable contributions from revenue bonds backed by airports, hospitals, and California’s settlement of litigation with U.S. tobacco companies. The fund further benefited from lack of exposure to distressed Puerto Rico securities. These positions more than offset weaker results from municipal bonds backed by revenues from essential municipal services, such as public power plants.

Positioned for a Constructive Market Environment

The municipal bond market recently has shown signs of renewed strength. Investors who may have overreacted to the tax implications of the presidential election appear to have adopted a more balanced perspective. In addition, municipal bonds historically have proved less sensitive to rising interest rates than U.S. Treasury securities with comparable maturities.

As of the reporting period’s end, we have maintained the fund’s emphasis on higher-yielding revenue-backed bonds and relatively light exposure to general obligation bonds. We have continued to set the fund’s average duration in a roughly neutral position, but we may shift to a slightly long position as opportunities to do so arise.

June 15, 2017

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds involve increased credit and liquidity risks compared with investment-grade bonds and are considered speculative in terms of the issuer’s ability to pay interest and repay principal on a timely basis.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I, Class Y, and Class Z (which is closed to new investors) shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-California residents. Capital gains, if any, are fully taxable.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index covers the USD-denominated long-term tax-exempt bond market. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus California AMT-Free Municipal Bond Fund Class A shares, Class C shares, Class I shares, Class Y shares and Class Z shares and the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 12/15/08 (the inception date for Class I shares).

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I, Class Y and Class Z shares of Dreyfus California AMT-Free Municipal Bond Fund on 5/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in California municipal securities and its performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is not limited to investments principally in California municipal obligations. The Index, unlike the fund, covers the USD-denominated long-term tax-exempt bond market. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 5/31/17
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	10/21/04	-4.27%	2.37%	3.60%
without sales charge	10/21/04	0.25%	3.32%	4.08%
Class C shares
with applicable redemption charge †	10/21/04	-1.49%	2.53%	3.28%
without redemption	10/21/04	-0.52%	2.53%	3.28%
Class I shares	12/15/08	0.49%	3.58%	4.33%††
Class Y shares	7/1/13	0.52%	3.56%††	4.32%††
Class Z shares	7/26/83	0.47%	3.54%	4.31%
Bloomberg Barclays U.S. Municipal Bond Index		1.46%	3.31%	4.58%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 12/15/08 (the inception date for Class I shares).

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 7/1/13 (the inception date for Class Y shares).

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus California AMT-Free Municipal Bond Fund from December 1, 2016 to May 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2017
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.87	$8.74	$3.59	$3.43	$3.74
Ending value (after expenses)	$1,054.30	$1,051.10	$1,055.70	$1,055.80	$1,055.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2017

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.78	$8.60	$3.53	$3.38	$3.68
Ending value (after expenses)	$1,020.19	$1,016.40	1,021.44	$1,021.59	$1,021.29

† Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.71% for Class C, .70% for Class I, .67% for Class Y and .73% for Class Z, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
May 31, 2017

Long-Term Municipal Investments - 100.4%	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
California - 99.4%
ABAG Finance Authority for Nonprofit Corporations, Revenue (Sharp HealthCare)	6.00	8/1/30	5,000,000	5,812,650
ABAG Finance Authority for Nonprofit Corporations, Revenue (Sharp HealthCare)	5.00	8/1/43	3,000,000	3,378,540
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue	5.00	10/1/37	1,650,000	1,879,367
Anaheim Community Facilities District Number 08-1, Special Tax Revenue (Platinum Triangle)	4.00	9/1/41	5,250,000	5,381,827
Anaheim Community Facilities District Number 08-1, Special Tax Revenue (Platinum Triangle)	4.00	9/1/46	2,000,000	2,043,400
Bay Area Toll Authority, San Francisco Bay Area Subordinate Lien Toll Bridge Revenue	5.00	4/1/43	7,500,000	8,533,425
California, GO (Various Purpose)	5.00	11/1/23	5,000,000	5,658,050
California, GO (Various Purpose)	5.25	2/1/29	13,835,000	15,995,474
California, GO (Various Purpose)	5.00	10/1/29	5,250,000	5,428,710
California, GO (Various Purpose)	5.25	3/1/30	15,000,000	16,661,400
California, GO (Various Purpose)	5.75	4/1/31	4,500,000	4,894,605
California, GO (Various Purpose)	5.25	9/1/31	25,000,000	28,923,750
California, GO (Various Purpose)	5.25	9/1/32	19,500,000	22,473,360
California, GO (Various Purpose)	5.25	10/1/32	9,170,000	10,594,835
California, GO (Various Purpose)	6.00	3/1/33	3,000,000	3,384,870
California, GO (Various Purpose)	6.50	4/1/33	30,000,000	33,066,600
California, GO (Various Purpose)	5.50	11/1/35	10,000,000	11,391,700
California, GO (Various Purpose)	5.00	8/1/36	7,000,000	8,305,640
California, GO (Various Purpose)	5.00	9/1/36	10,000,000	11,880,100
California, GO (Various Purpose)	5.00	2/1/38	5,000,000	5,662,650
California, GO (Various Purpose)	5.50	3/1/40	17,500,000	19,458,775
California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Refunding Bonds (Kern County Tobacco Funding Corporation)	5.00	6/1/34	5,000,000	5,473,500

Long-Term Municipal Investments - 100.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
California - 99.4% (continued)
California Department of Water Resources, Water System Revenue (Central Valley Project)	5.00	12/1/26	230,000	239,563
California Education Facilities Authority, Revenue (Loma Linda University)	5.00	4/1/36	3,845,000	4,428,286
California Education Facilities Authority, Revenue (Loma Linda University)	5.00	4/1/37	1,500,000	1,722,090
California Educational Facilities Authority, Revenue (Chapman University)	5.00	4/1/40	5,000,000	5,663,450
California Educational Facilities Authority, Revenue (Chapman University)	5.00	4/1/45	2,305,000	2,600,593
California Educational Facilities Authority, Revenue (Occidental College)	5.00	10/1/45	500,000	581,235
California Educational Facilities Authority, Revenue (Pepperdine University)	5.00	9/1/45	5,000,000	5,805,100
California Educational Facilities Authority, Revenue (Pooled College and University Projects) (Escrowed to Maturity)	5.63	7/1/23	120,000	136,264
California Health Facilities Financing Authority, Revenue (Adventist Health System/West)	4.00	3/1/39	7,500,000	7,797,450
California Health Facilities Financing Authority, Revenue (Children's Hospital)	5.00	8/15/47	2,000,000	2,262,200
California Health Facilities Financing Authority, Revenue (City of Hope)	5.00	11/15/23	1,650,000	1,941,621
California Health Facilities Financing Authority, Revenue (City of Hope)	5.00	11/15/24	1,600,000	1,879,008
California Health Facilities Financing Authority, Revenue (Providence Health and Services)	5.00	10/1/30	3,500,000	4,120,060
California Health Facilities Financing Authority, Revenue (Providence Health and Services)	5.00	10/1/31	4,430,000	5,203,389
California Health Facilities Financing Authority, Revenue (Providence Saint Joseph Health)	4.00	10/1/47	10,000,000	10,346,400
California Health Facilities Financing Authority, Revenue (Rady Children's Hospital - San Diego)	5.25	8/15/41	8,500,000	9,355,865
California Health Facilities Financing Authority, Revenue (Saint Joseph Health System)	5.00	7/1/37	7,500,000	8,538,300
California Health Facilities Financing Authority, Revenue (Scripps Health)	5.00	11/15/36	7,525,000	8,210,979
California Health Facilities Financing Authority, Revenue (Stanford Hospital and Clinics)	5.00	8/15/42	1,000,000	1,127,010

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 100.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 99.4% (continued)
California Health Facilities Financing Authority, Revenue (Sutter Health)	5.00	11/15/30	750,000		887,865
California Health Facilities Financing Authority, Revenue (Sutter Health)	5.25	8/15/31	3,500,000		4,035,990
California Health Facilities Financing Authority, Revenue (Sutter Health)	5.00	11/15/31	1,150,000		1,355,413
California Health Facilities Financing Authority, Revenue (Sutter Health)	5.00	8/15/43	2,000,000		2,271,820
California Health Facilities Financing Authority, Revenue (Sutter Health)	5.00	11/15/46	12,275,000		14,076,111
California Infrastructure and Economic Development Bank, Revenue (Academy of Motion Pictures Arts and Sciences Obligated Group)	5.00	11/1/41	2,250,000		2,578,658
California Municipal Finance Authority, Charter School Revenue (The Palmdale Aerospace Academy Project)	5.00	7/1/41	1,750,000	[a]	1,797,495
California Municipal Finance Authority, Charter School Revenue (The Palmdale Aerospace Academy Project)	5.00	7/1/46	1,670,000	[a]	1,710,665
California Municipal Finance Authority, Revenue (Biola University)	5.00	10/1/39	1,000,000		1,146,840
California Municipal Finance Authority, Revenue (California Baptist University)	5.00	11/1/46	2,500,000	[a]	2,587,375
California Municipal Finance Authority, Revenue (Community Medical Centers)	5.00	2/1/36	1,000,000		1,142,350
California Municipal Finance Authority, Revenue (Community Medical Centers)	5.00	2/1/37	1,000,000		1,138,790
California Municipal Finance Authority, Revenue (Eisenhower Medical Center)	5.00	7/1/36	1,100,000		1,256,981
California Municipal Finance Authority, Revenue (Eisenhower Medical Center)	5.00	7/1/37	1,000,000		1,139,060
California Municipal Finance Authority, Revenue (Eisenhower Medical Center)	5.00	7/1/42	3,500,000		3,970,820
California Municipal Finance Authority, Student Housing Revenue (Bowles Hall Foundation)	5.00	6/1/50	1,500,000		1,600,350
California Pollution Control Financing Authority, Revenue (San Jose Water Company Project)	5.10	6/1/40	5,500,000		6,024,040
California Pollution Control Financing Authority, Water Facilities Revenue (American Water Capital Corporation Project)	5.25	8/1/40	7,500,000	[a]	8,199,600
California Public Finance Authority, Revenue (Henry Mayo Newhall Hospital)	5.00	10/15/47	3,000,000		3,269,160
California Public Finance Authority, University Housing Revenue (NCCD-Claremont Properties LLC-Claremont Colleges Project)	5.00	7/1/47	1,000,000	[a]	1,079,690

Long-Term Municipal Investments - 100.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 99.4% (continued)
California School Finance Authority, Charter School Revenue (Aspire Public Schools - Obligated Group)	5.00	8/1/41	1,750,000	[a]	1,886,675
California School Finance Authority, School Facility Revenue (Alliance for College-Ready Public Schools Projects)	5.00	7/1/45	3,500,000	[a]	3,758,545
California State Public Works Board, LR (Department of Corrections and Rehabilitation) (Various Correctional Facilities)	5.00	9/1/26	5,000,000		6,008,700
California State Public Works Board, LR (Judicial Council of California) (Various Judicial Council Projects)	5.00	3/1/25	1,795,000		2,109,071
California State Public Works Board, LR (Judicial Council of California) (Various Judicial Council Projects)	5.00	12/1/31	10,000,000		11,414,500
California State University Trustees, Systemwide Revenue	5.00	11/1/27	85,000		88,115
California State University Trustees, Systemwide Revenue	5.00	11/1/28	165,000		171,032
California Statewide Communities Development Authority, COP (The Internext Group)	5.38	4/1/30	4,800,000		4,815,840
California Statewide Communities Development Authority, Revenue (American Baptist Homes of the West)	5.00	10/1/45	3,550,000		3,899,533
California Statewide Communities Development Authority, Revenue (Buck Institute for Research on Aging) (Insured; Assured Guaranty Municipal Corp.)	5.00	11/15/34	2,390,000		2,755,455
California Statewide Communities Development Authority, Revenue (Cottage Health System Obligated Group)	5.25	11/1/30	3,750,000		4,135,238
California Statewide Communities Development Authority, Revenue (Cottage Health System Obligated Group)	5.00	11/1/40	11,940,000		12,874,902
California Statewide Communities Development Authority, Revenue (Cottage Health System Obligated Group)	5.00	11/1/43	4,000,000		4,494,360
California Statewide Communities Development Authority, Revenue (Henry Mayo Newhall Memorial Hospital) (Insured; Assured Guaranty Municipal Corp.)	5.25	10/1/43	2,100,000		2,374,911
California Statewide Communities Development Authority, Revenue (John Muir Health)	5.00	8/15/41	1,200,000		1,366,896
California Statewide Communities Development Authority, Revenue (Kaiser Permanente)	5.00	4/1/42	3,000,000		3,346,590

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 100.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 99.4% (continued)
California Statewide Communities Development Authority, Revenue (Loma Linda University Medical Center)	5.00	12/1/36	5,250,000	[a]	5,709,742
California Statewide Communities Development Authority, Revenue (University of California, Irvine East Campus Apartments)	5.00	5/15/40	3,000,000		3,367,860
California Statewide Communities Development Authority, School Facility Revenue (Aspire Public Schools) (Prerefunded)	6.00	1/1/19	4,000,000	[b]	4,317,960
Escondido Union High School District, GO	0.00	8/1/41	2,525,000	[c]	965,005
Escondido Union High School District, GO	0.00	8/1/46	3,000,000	[c]	923,670
Foothill/Eastern Transportation Corridor Agency, Senior Lien Toll Road Revenue (Insured; Assured Guaranty Municipal Corp.)	0.00	1/15/35	10,000,000	[c]	5,015,000
Fresno Joint Powers Financing Authority, Lease Revenue (Master Lease Project) (Insured; Assured Guaranty Municipal Corporation)	5.00	4/1/35	1,000,000		1,165,480
Fresno Joint Powers Financing Authority, Lease Revenue (Master Lease Project) (Insured; Assured Guaranty Municipal Corporation)	5.00	4/1/37	850,000		984,385
Golden State Tobacco Securitization Corporation, Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/40	3,500,000		3,999,940
Golden State Tobacco Securitization Corporation, Enhanced Tobacco Settlement Asset-Backed Bonds (Insured; Assured Guaranty Municipal Corp.)	4.55	6/1/22	1,725,000		1,782,822
Golden State Tobacco Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	4.50	6/1/27	1,190,000		1,190,000
Golden State Tobacco Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/29	5,000,000		5,939,700
Golden State Tobacco Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/33	20,000,000		20,098,000
Golden State Tobacco Securitization Corporation, Tobacco Settlement Asset-Backed Bonds, (Prerefunded)	5.75	6/1/47	665,000		665,000
Grossmont Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/21	4,375,000	[c]	4,109,175
Grossmont Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/22	4,605,000	[c]	4,219,377

Long-Term Municipal Investments - 100.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 99.4% (continued)
Grossmont Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/23	4,850,000	[c]	4,325,181
Grossmont Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/26	3,265,000	[c]	2,607,494
Imperial Irrigation District, Electric System Revenue	5.00	11/1/37	2,500,000		2,916,250
Imperial Irrigation District, Electric System Revenue	5.00	11/1/38	1,800,000		2,095,074
Irvine Community Facilities District Number 2013-3 Improvement Area Number 1, Special Tax Revenue (Great Park)	5.00	9/1/44	2,500,000		2,728,675
Jurupa Public Financing Authority, Special Tax Revenue	5.00	9/1/42	3,420,000		3,864,942
Kaweah Delta Health Care District, Revenue	5.00	6/1/40	2,500,000		2,781,825
Lancaster Redevelopment Agency, Successor Agency Tax Allocation (Comb Redevelopment Project Areas) (Insured; Assured Guaranty Municipal Corporation)	5.00	8/1/33	1,200,000		1,393,140
Long Beach, Harbor Revenue	5.00	5/15/42	3,500,000		4,061,925
Los Angeles Community Facilities District Number 4, Special Tax Revenue (Playa Vista-Phase 1)	5.00	9/1/29	1,190,000		1,354,232
Los Angeles Community Facilities District Number 4, Special Tax Revenue (Playa Vista-Phase 1)	5.00	9/1/30	1,110,000		1,256,465
Los Angeles County Public Works Financing Authority, LR	5.00	12/1/45	4,000,000		4,632,040
Los Angeles County Regional Financing Authority, Revenue (MonteCedro Inc. Project)	5.00	11/15/44	2,000,000		2,261,120
Los Angeles Department of Airports, Senior Revenue (Los Angeles International Airport)	5.25	5/15/26	5,000,000		5,622,450
Los Angeles Department of Airports, Senior Revenue (Los Angeles International Airport)	5.00	5/15/29	3,915,000		4,366,634
Los Angeles Department of Airports, Senior Revenue (Los Angeles International Airport)	5.25	5/15/29	16,090,000		17,434,802
Los Angeles Department of Airports, Senior Revenue (Los Angeles International Airport)	5.00	5/15/35	25,000,000		27,639,250
Los Angeles Department of Airports, Senior Revenue (Los Angeles International Airport)	5.00	5/15/38	3,500,000		4,021,010
Los Angeles Department of Airports, Subordinate Revenue (Los Angeles International Airport)	5.00	5/15/38	4,500,000		5,219,010

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 100.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 99.4% (continued)
Los Angeles Harbor Department, Revenue	5.25	8/1/25	26,055,000		28,453,623
Los Angeles Harbor Department, Revenue	4.00	8/1/39	10,000,000		10,622,700
Los Angeles Harbor Department, Revenue	5.00	8/1/39	2,050,000		2,353,851
Metropolitan Water District of Southern California, Water Revenue	5.00	10/1/34	5,000,000		5,734,900
Metropolitan Water District of Southern California, Water Revenue	5.00	1/1/39	5,000,000		5,309,250
Metropolitan Water District of Southern California, Water Revenue	5.00	7/1/40	2,000,000		2,352,660
Murrieta Valley Unified School District, GO (Insured; National Public Finance Guarantee Corp.)	0.00	9/1/21	4,950,000	[c]	4,629,685
North Natomas Community Facilities District Number 4, Special Tax Bonds	5.25	9/1/26	2,760,000		3,217,387
Northern California Power Agency, Revenue (Hydroelectric Project Number 1) (Insured; AMBAC) (Prerefunded)	7.50	7/1/21	375,000	[b]	439,504
Northern California Power Agency, Revenue (Hydroelectric Project Number 1) (Insured; National Public Finance Guarantee Corp.)	6.30	7/1/18	16,935,000		17,339,408
Northern California Transmission Agency, Revenue (California-Oregon Transmission Project)	5.00	5/1/38	1,565,000		1,828,249
Northern California Transmission Agency, Revenue (California-Oregon Transmission Project)	5.00	5/1/39	1,500,000		1,749,750
Norwalk-La Mirada Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/38	5,645,000	[c]	2,405,899
Oakland Redevelopment Successor Agency, Subordinated Tax Allocation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/36	3,000,000		3,414,330
Oakland Unified School District, GO	6.63	8/1/21	5,000,000	[b]	6,127,250
Oakland Unified School District, GO	5.00	8/1/40	3,500,000		4,055,730
Orange County Community Facilities District Number 2016-1, Special Tax Revenue (Village of Esencia)	5.00	8/15/41	6,000,000		6,704,640
Palomar Community College District, GO	0/6.38	8/1/45	15,515,000	[d]	12,170,431
Palomar Health, Revenue	5.00	11/1/26	1,845,000		2,146,787
Peralta Community College District, GO (Dedicated Unlimited Ad Valorem Property Tax Bonds)	4.00	8/1/39	5,000,000		5,247,050

Long-Term Municipal Investments - 100.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 99.4% (continued)
Placentia-Yorba Linda Unified School District, GO	0.00	8/1/46	7,000,000	[c]	2,149,140
Pomona Redevelopment Agency, Tax Allocation Revenue (West Holt Avenue Redevelopment Project)	5.50	5/1/32	3,000,000		3,875,520
Pomona Unified School District, GO (Insured; Build America Mutual Assurance Company)	5.00	8/1/39	2,000,000		2,272,720
Sacramento County, Airport System Senior Revenue	5.00	7/1/24	5,090,000		5,308,768
Sacramento County, Airport System Senior Revenue	5.13	7/1/25	5,890,000		6,149,749
Sacramento County, Airport System Senior Revenue	5.00	7/1/41	3,250,000		3,718,910
Sacramento County Sanitation Districts Financing Authority, Revenue (Sacramento Regional County Sanitation District)	5.00	12/1/26	7,000,000		8,155,140
Sacramento County Water Financing Authority, Revenue (Sacramento County Water Agency Zones 40 and 41 Water System Project) (Insured; National Public Finance Guarantee Corp.)	5.00	6/1/25	5,000,000		5,017,050
Sacramento Municipal Utility District, Electric Revenue	5.00	8/15/28	1,845,000		2,130,458
San Bernardino County, COP (Capital Facilities Project) (Escrowed to Maturity)	6.88	8/1/24	5,000,000		6,380,300
San Diego County Regional Airport Authority, Subordinate Airport Revenue	5.00	7/1/34	3,000,000		3,299,940
San Diego County Regional Transportation Commission, Sales Tax Revenue	5.00	4/1/44	10,000,000		11,466,400
San Francisco City and County Airport Commission, Second Series Revenue (San Francisco International Airport)	5.00	5/1/28	2,000,000		2,335,780
San Francisco City and County Airport Commission, Second Series Revenue (San Francisco International Airport)	5.00	5/1/29	2,000,000		2,332,680
San Francisco City and County Airport Commission, Second Series Revenue (San Francisco International Airport)	5.00	5/1/29	1,000,000		1,217,150
San Francisco City and County Airport Commission, Second Series Revenue (San Francisco International Airport)	5.00	5/1/32	1,000,000		1,191,640
San Francisco City and County Public Utilities Commission, San Francisco Water Revenue	5.00	11/1/37	10,000,000		11,414,900

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 100.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 99.4% (continued)
San Francisco City and County Redevelopment Agency Community Facilities District Number 6, Special Tax Revenue (Mission Bay South Public Improvements)	0.00	8/1/18	445,000	[c]	419,528
San Francisco City and County Redevelopment Agency Community Facilities District Number 6, Special Tax Revenue (Mission Bay South Public Improvements)	5.00	8/1/18	1,585,000		1,650,999
San Francisco City and County Redevelopment Agency Community Facilities District Number 6, Special Tax Revenue (Mission Bay South Public Improvements)	0.00	8/1/21	500,000	[c]	397,765
San Joaquin Hills Transportation Corridor Agency, Senior Lien Toll Road Revenue	5.00	1/15/50	5,000,000		5,496,000
San Jose Airport, Revenue	5.00	3/1/42	2,550,000		2,980,593
Santa Margarita Water District Community Facilities District Number 2013-1, Special Tax Revenue (Village of Sendero)	5.63	9/1/43	7,000,000		7,812,840
Santa Margarita Water District Community Facilities District Number 99-1, Special Tax Revenue (Talega)	5.00	9/1/27	1,945,000		2,214,344
South Orange County Public Financing Authority, Special Tax Senior Lien Revenue (Ladera Ranch)	5.00	8/15/29	1,500,000		1,676,850
South Orange County Public Financing Authority, Special Tax Senior Lien Revenue (Ladera Ranch)	5.00	8/15/30	1,000,000		1,114,100
Southern California Public Power Authority, Revenue (Linden Wind Energy Project)	5.00	7/1/28	3,145,000		3,508,688
Southern California Public Power Authority, Revenue (Linden Wind Energy Project)	5.00	7/1/29	2,230,000		2,482,146
Southern California Public Power Authority, Revenue (Milford Wind Corridor Phase I Project)	5.00	7/1/29	11,865,000		13,008,430
Southern California Public Power Authority, Revenue (Windy Point/Windy Flats Project)	5.00	7/1/27	13,765,000		15,392,436
Stockton Unified School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/25	1,620,000		1,894,801
Stockton Unified School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/26	1,115,000		1,297,893
Stockton Unified School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/38	2,500,000		2,837,425

Long-Term Municipal Investments - 100.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 99.4% (continued)
Successor Agency to the Redevelopment Agency of the City and County of San Francisco, Tax Allocation Revenue (Mission Bay North Redevelopment Project)	5.00	8/1/36	1,555,000		1,801,219
Successor Agency to the Redevelopment Agency of the City and County of San Francisco, Tax Allocation Revenue (Mission Bay South Redevelopment Project) (Insured; National Public Finance Guarantee Corp.)	5.00	8/1/41	1,750,000		2,027,095
Successor Agency to the Redevelopment Agency of the City and County of San Francisco, Tax Allocation Revenue (Mission Bay South Redevelopment Project) (Insured; National Public Finance Guarantee Corp.)	5.00	8/1/43	1,100,000		1,266,562
Successor Agency to the Redevelopment Agency of the City of Pittsburg, Subordinate Tax Allocation Revenue (Los Medanos Community Development Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/28	3,000,000		3,610,320
Tender Option Bond Trust Receipts (Series 2016-XM0375), (Riverside County Transportation Commission, Sales Tax Revenue) Non-recourse	5.25	6/1/21	7,500,000	[a,e]	8,820,675
Tender Option Bond Trust Receipts (Series 2016-XM0379), (Los Angeles Department of Water and Power, Water System Revenue) Non-recourse	5.00	7/1/20	12,000,000	[a,e]	13,576,680
Tobacco Securitization Authority, North Tobacco Settlement Revenue (Capital Appreciation-2nd Sub-Asset Backed C)	0.00	6/1/45	41,410,000	[c]	4,423,002
Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds (San Diego County Tobacco Asset Securitization Corporation)	4.75	6/1/25	925,000		931,864
Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds (San Diego County Tobacco Asset Securitization Corporation)	5.13	6/1/46	8,850,000		8,850,177
Torrance, Revenue (Torrance Memorial Medical Center)	5.00	9/1/40	3,000,000		3,214,170
Turlock Irrigation District, First Priority Subordinated Revenue	5.00	1/1/36	4,415,000		5,193,894
Turlock Irrigation District, Revenue	5.00	1/1/25	1,255,000		1,376,610
Turlock Irrigation District, Revenue	5.00	1/1/26	25,000		27,490

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 100.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
California - 99.4% (continued)
University of California Regents, General Revenue	5.25	5/15/30	3,000,000	3,638,040
University of California Regents, Limited Project Revenue	5.00	5/15/42	10,000,000	11,424,100
University of California Regents, Medical Center Pooled Revenue	5.00	5/15/43	10,000,000	11,464,600
University of California Regents, Medical Center Pooled Revenue	4.00	5/15/44	3,000,000	3,123,810
Walnut Energy Center Authority, Revenue	5.00	1/1/27	3,150,000	3,822,179
Wiseburn School District, GO	0.00	8/1/37	6,400,000	[c] 2,913,792
				970,456,608
U.S. Related - 1.0%
Guam, Business Privilege Tax Revenue	5.00	1/1/31	1,925,000	2,048,758
Guam, Business Privilege Tax Revenue	5.00	11/15/34	3,465,000	3,771,064
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	3,300,000	3,840,012
				9,659,834
Total Investments (cost $912,931,109)			100.4%	980,116,442
Liabilities, Less Cash and Receivables			(0.4%)	(3,555,840)
Net Assets			100.0%	976,560,602

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2017, these securities were valued at $49,127,142 or 5.03% of net assets.

b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c Security issued with a zero coupon. Income is recognized through the accretion of discount.

d Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

e Collateral for floating rate borrowings.

Portfolio Summary (Unaudited) †	Value (%)
Health Care	17.2
State/Territory	16.5
Transportation Services	15.1
Utility-Water and Sewer	10.4
Education	8.9
Utility-Electric	6.8
Special Tax	6.8
Lease	2.7
City	2.6
Asset-Backed	2.5
Prerefunded	1.7
Industrial	.6
Housing	.3
Other	8.3
100.4

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	912,931,109	980,116,442
Cash		6,657,243
Interest receivable		10,795,584
Receivable for shares of Common Stock subscribed		251,412
Prepaid expenses		34,932
		997,855,613
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		613,783
Payable for investment securities purchased		10,180,294
Payable for floating rate notes issued—Note 4		9,750,000
Payable for shares of Common Stock redeemed		593,710
Interest and expense payable related to floating rate notes issued—Note 4		60,451
Accrued expenses		96,773
		21,295,011
Net Assets ($)		976,560,602
Composition of Net Assets ($):
Paid-in capital		905,170,979
Accumulated net realized gain (loss) on investments		4,204,290
Accumulated net unrealized appreciation (depreciation) on investments		67,185,333
Net Assets ($)		976,560,602

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	82,368,613	16,086,543	49,897,039	3,543,940	824,664,467
Shares Outstanding	5,405,373	1,055,868	3,275,830	232,657	54,115,142
Net Asset Value Per Share ($)	15.24	15.24	15.23	15.23	15.24

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 2017

Investment Income ($):
Interest Income	41,330,221
Expenses:
Management fee—Note 3(a)	6,044,672
Shareholder servicing costs—Note 3(c)	836,992
Interest and expense related to floating rate notes issued—Note 4	143,670
Professional fees	135,270
Distribution fees—Note 3(b)	130,007
Directors’ fees and expenses—Note 3(d)	89,154
Registration fees	72,529
Custodian fees—Note 3(c)	61,719
Prospectus and shareholders’ reports	33,290
Loan commitment fees—Note 2	21,113
Miscellaneous	65,694
Total Expenses	7,634,110
Less—reduction in fees due to earnings credits—Note 3(c)	(8,001)
Net Expenses	7,626,109
Investment Income—Net	33,704,112
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	19,171,034
Net unrealized appreciation (depreciation) on investments	(50,670,628)
Net Realized and Unrealized Gain (Loss) on Investments	(31,499,594)
Net Increase in Net Assets Resulting from Operations	2,204,518

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2017	2016
Operations ($):
Investment income—net	33,704,112	35,085,455
Net realized gain (loss) on investments	19,171,034	8,550,099
Net unrealized appreciation (depreciation) on investments	(50,670,628)	22,255,845
Net Increase (Decrease) in Net Assets Resulting from Operations	2,204,518	65,891,399
Distributions to Shareholders from ($):
Investment income—net:
Class A	(2,939,041)	(3,160,346)
Class C	(409,918)	(287,212)
Class I	(1,754,992)	(1,020,389)
Class Y	(119,421)	(140,678)
Class Z	(28,201,258)	(30,534,361)
Net realized gain on investments:
Class A	(17,236)	-
Class C	(3,363)	-
Class I	(9,801)	-
Class Y	(574)	-
Class Z	(163,850)	-
Total Distributions	(33,619,454)	(35,142,986)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	12,790,854	20,945,111
Class C	4,544,830	8,341,007
Class I	35,599,069	34,091,507
Class Y	797,000	556,000
Class Z	26,183,723	18,872,594
Distributions reinvested:
Class A	2,135,182	2,139,581
Class C	312,310	192,027
Class I	1,381,412	647,163
Class Y	11,504	12,374
Class Z	21,486,607	22,928,107
Cost of shares redeemed:
Class A	(36,487,533)	(8,929,812)
Class C	(4,490,443)	(1,985,258)
Class I	(34,134,128)	(7,109,415)
Class Y	(968,200)	(711,367)
Class Z	(71,349,353)	(75,518,264)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(42,187,166)	14,471,355
Total Increase (Decrease) in Net Assets	(73,602,102)	45,219,768
Net Assets ($):
Beginning of Period	1,050,162,704	1,004,942,936
End of Period	976,560,602	1,050,162,704

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31,
	2017	2016
Capital Share Transactions (Shares):
Class Aa
Shares sold	829,507	1,354,152
Shares issued for distributions reinvested	139,730	138,696
Shares redeemed	(2,415,913)	(580,181)
Net Increase (Decrease) in Shares Outstanding	(1,446,676)	912,667
Class C
Shares sold	292,030	539,960
Shares issued for distributions reinvested	20,480	12,427
Shares redeemed	(298,845)	(129,827)
Net Increase (Decrease) in Shares Outstanding	13,665	422,560
Class Ia
Shares sold	2,323,945	2,200,437
Shares issued for distributions reinvested	90,718	41,860
Shares redeemed	(2,252,345)	(462,556)
Net Increase (Decrease) in Shares Outstanding	162,318	1,779,741
Class Y
Shares sold	53,093	36,546
Shares issued for distributions reinvested	754	803
Shares redeemed	(64,702)	(46,301)
Net Increase (Decrease) in Shares Outstanding	(10,855)	(8,952)
Class Z
Shares sold	1,713,903	1,225,011
Shares issued for distributions reinvested	1,407,833	1,487,561
Shares redeemed	(4,692,813)	(4,915,063)
Net Increase (Decrease) in Shares Outstanding	(1,571,077)	(2,202,491)

[a]During the period ended May 31, 2016, 12,956 Class A shares representing $197,754 were exchanged for 12,976 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended May 31,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	15.69	15.22	15.20	15.35	15.30
Investment Operations:
Investment income—net[a]	.48	.51	.52	.54	.51
Net realized and unrealized gain (loss) on investments	(.45)	.47	.01	(.16)	.05
Total from Investment Operations	.03	.98	.53	.38	.56
Distributions:
Dividends from investment income—net	(.48)	(.51)	(.51)	(.53)	(.51)
Dividends from net realized gain on investments	(.00)[b]	—	—	—	(.00)[b]
Total Distributions	(.48)	(.51)	(.51)	(.53)	(.51)
Net asset value, end of period	15.24	15.69	15.22	15.20	15.35
Total Return (%)[c]	.25	6.54	3.54	2.71	3.67
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.93	.93	.93	.92
Ratio of net expenses to average net assets	.94	.93	.93	.93	.92
Ratio of interest and expense related to floating rate notes issued to average net assets	.01	.01	.01	.01	—
Ratio of net investment income to average net assets	3.15	3.29	3.38	3.68	3.28
Portfolio Turnover Rate	21.23	11.03	9.33	13.90	9.57
Net Assets, end of period ($ x 1,000)	82,369	107,497	90,386	89,525	115,773

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	15.69	15.21	15.19	15.34	15.30
Investment Operations:
Investment income—net[a]	.37	.38	.40	.43	.39
Net realized and unrealized gain (loss) on investments	(.46)	.49	.02	(.16)	.04
Total from Investment Operations	(.09)	.87	.42	.27	.43
Distributions:
Dividends from investment income—net	(.36)	(.39)	(.40)	(.42)	(.39)
Dividends from net realized gain on investments	(.00)[b]	—	—	—	(.00)[b]
Total Distributions	(.36)	(.39)	(.40)	(.42)	(.39)
Net asset value, end of period	15.24	15.69	15.21	15.19	15.34
Total Return (%)[c]	(.52)	5.79	2.76	1.92	2.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.70	1.70	1.69	1.70	1.68
Ratio of net expenses to average net assets	1.70	1.70	1.69	1.70	1.68
Ratio of interest and expense related to floating rate notes issued to average net assets	.01	.01	.01	.01	—
Ratio of net investment income to average net assets	2.39	2.50	2.62	2.92	2.51
Portfolio Turnover Rate	21.23	11.03	9.33	13.90	9.57
Net Assets, end of period ($ x 1,000)	16,087	16,347	9,427	9,251	12,351

a Based on average shares outstanding
b Amount represents less than $.01 per share.
c Exclusive of sales charge.

See notes to financial statements.

	Year Ended May 31,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	15.68	15.21	15.19	15.34	15.29
Investment Operations:
Investment income—net[a]	.52	.53	.55	.57	.54
Net realized and unrealized gain (loss) on investments	(.45)	.49	.02	(.15)	.06
Total from Investment Operations	.07	1.02	.57	.42	.60
Distributions:
Dividends from investment income—net	(.52)	(.55)	(.55)	(.57)	(.55)
Dividends from net realized gain on investments	(.00)[b]	—	—	—	(.00)[b]
Total Distributions	(.52)	(.55)	(.55)	(.57)	(.55)
Net asset value, end of period	15.23	15.68	15.21	15.19	15.34
Total Return (%)	.49	6.80	3.79	2.96	3.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.69	.69	.68	.68	.66
Ratio of net expenses to average net assets	.69	.69	.68	.68	.66
Ratio of interest and expense related to floating rate notes issued to average net assets	.01	.01	.01	.01	—
Ratio of net investment income to average net assets	3.39	3.51	3.63	3.93	3.52
Portfolio Turnover Rate	21.23	11.03	9.33	13.90	9.57
Net Assets, end of period ($ x 1,000)	49,897	48,827	20,289	19,350	43,363

a Based on average shares outstanding.
b Amount represents less than $.01 per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Y Shares	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	15.68	15.21	15.19	14.72
Investment Operations:
Investment income—net[b]	.53	.55	.60	.53
Net realized and unrealized gain (loss) on investments	(.46)	.47	(.03)	.46
Total from Investment Operations	.07	1.02	.57	.99
Distributions:
Dividends from investment income—net	(.52)	(.55)	(.55)	(.52)
Dividends from net realized gain on investments	(.00)[c]	—	—	—
Total Distributions	(.52)	(.55)	(.55)	(.52)
Net asset value, end of period	15.23	15.68	15.21	15.19
Total Return (%)	.52	6.83	3.79	6.95[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.67	.65	.67	.63[e]
Ratio of net expenses to average net assets	.67	.65	.67	.63[e]
Ratio of interest and expense related to floating rate notes issued to average net assets	.01	.01	.01	.01[e]
Ratio of net investment income to average net assets	3.43	3.57	3.63	3.97[e]
Portfolio Turnover Rate	21.23	11.03	9.33	13.90
Net Assets, end of period ($ x 1,000)	3,544	3,819	3,841	1

a From July 1, 2013 (commencement of initial offering) to May 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share..
d Not annualized.
e Annualized.

See notes to financial statements.

	Year Ended May 31,
Class Z Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	15.69	15.22	15.20	15.35	15.30
Investment Operations:
Investment income—net[a]	.52	.54	.55	.57	.54
Net realized and unrealized gain (loss) on investments	(.46)	.47	.02	(.16)	.05
Total from Investment Operations	.06	1.01	.57	.41	.59
Distributions:
Dividends from investment income—net	(.51)	(.54)	(.55)	(.56)	(.54)
Dividends from net realized gain on investments	(.00)[b]	—	—	—	(.00)[b]
Total Distributions	(.51)	(.54)	(.55)	(.56)	(.54)
Net asset value, end of period	15.24	15.69	15.22	15.20	15.35
Total Return (%)	.47	6.76	3.76	2.92	3.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.72	.72	.72	.70
Ratio of net expenses to average net assets	.72	.72	.72	.72	.70
Ratio of interest and expense related to floating rate notes issued to average net assets	.01	.01	.01	.01	—
Ratio of net investment income to average net assets	3.38	3.50	3.59	3.89	3.50
Portfolio Turnover Rate	21.23	11.03	9.33	13.90	9.57
Net Assets, end of period ($ x 1,000)	824,664	873,673	881,000	920,175	1,034,822

a Based on average shares outstanding.
b Amount represents less than $.01 per share.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus California AMT-Free Municipal Bond Fund (the “fund”) is the sole series of Dreyfus Premier California AMT-Free Municipal Bond Fund Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek as high a level of current income exempt from federal and California state income taxes, as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund’s authorized shares were increased from 600 million to 700 million and 100 million Class T shares were authorized.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized), Class T (100 million shares authorized), Class Y (100 million shares authorized) and Class Z (200 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of

NOTES TO FINANCIAL STATEMENTS (continued)

Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	—	980,116,442	—	980,116,442
Liabilities ($)
Floating Rate Notes††	—	(9,750,000)	—	(9,750,000)

† See Statement of Investments for additional detailed categorizations.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At May 31, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended May 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $1,160,449, undistributed ordinary income $538,073, undistributed capital gains $3,301,070 and unrealized appreciation $67,550,480.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2017 and May 31, 2016 were as follows: tax-exempt income $33,424,630 and $35,142,986, and ordinary income $194,824 and $0, respectively.

During the period ended May 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $279,482, increased accumulated net realized gain (loss) on investments by $175,976 and increased paid-in capital by $103,506. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any fiscal year the aggregate expenses allocable to Class Z shares (excluding taxes, brokerage commissions, interest expense, commitment fees on borrowings and extraordinary expenses) exceed 1½% of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to Dreyfus, or Dreyfus will bear, such excess expense. During the period ended May 31, 2017, there was no reduction in expenses pursuant to the Agreement.

During the period ended May 31, 2017, the Distributor retained $23,694 from commissions earned on sales of the fund’s Class A shares and $12,859 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2017, Class C shares were charged $130,007 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2017, Class A and Class C shares were charged $235,025 and $43,336, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period

NOTES TO FINANCIAL STATEMENTS (continued)

ended May 31, 2017, Class Z shares were charged $256,123 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2017, the fund was charged $177,053 for transfer agency services and $10,800 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $8,001.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2017, the fund was charged $61,719 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended May 31, 2017, the fund was charged $7,303 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended May 31, 2017, the fund was charged $11,454 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $493,272, Distribution Plan fees $10,263, Shareholder Services Plan fees $44,740, custodian fees $27,393, Chief Compliance Officer fees $4,826 and transfer agency fees $33,289.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2017, amounted to $211,786,092 and $241,609,097, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An inverse floater security may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

NOTES TO FINANCIAL STATEMENTS (continued)

The average amount of borrowings outstanding under the inverse floater structure during the period ended May 31, 2017, was approximately $9,750,000, with a related weighted average annualized interest rate of 1.47%.

At May 31, 2017, the cost of investments for federal income tax purposes was $902,815,962; accordingly, accumulated net unrealized appreciation on investments was $67,550,480, consisting of $72,320,219 gross unrealized appreciation and $4,769,739 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus California AMT-Free Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus California AMT-Free Municipal Bond Fund (the sole series comprising Dreyfus Premier California AMT-Free Municipal Bond Fund Inc.) as of May 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California AMT-Free Municipal Bond Fund at May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 27, 2017

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during the fiscal year ended May 31, 2017 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are California residents, California personal income taxes).

Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2017 calendar year on Form 1099-DIV, which will be mailed in early 2018. Also, the fund hereby reports $.0030 per share as a short-term capital gain distribution paid on December 29, 2016.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Joni Evans (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 24

———————

Ehud Houminer (76)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

Hans C. Mautner (79)

Board Member (1980)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1978-present)

No. of Portfolios for which Board Member Serves: 24

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (53)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Burton N. Wallack (66)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 24

———————

Benaree Pratt Wiley (71)

Board Member (2016)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

INTERESTED BOARD MEMBER

Gordon J. Davis (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 58

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Member is available in the Company’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

For More Information

Dreyfus California AMT-Free Municipal Bond Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DCAAX Class C: DCACX Class I: DCMIX Class Y: DCAYX Class Z: DRCAX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6124AR0517

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,452 in 2016 and $35,313 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,430 in 2016 and $12,180 in 2017. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,284 in 2016 and $3,462 in 2017. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,392 in 2016 and $1,760 in 2017. These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $21,426,949 in 2016 and $23,215,229 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	July 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	July 27, 2017

By: /s/ James Windels
James Windels Treasurer
Date:	July 27, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)